June 5, 2001





Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, DC  20549



                                RE:      Form 8-K
                                         Furniture Brands International, Inc.




Dear Sir or Madam:


         Submitted herewith for filing is the above-referenced report with exhibit.

         This filing is being affected by direct transmission to the Commission's EDGAR system.

                                                Very truly yours,


                                            /s/  Robert L. Kaintz
                                                 Assistant General Counsel




RLK/rsl
Enclosure


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (date of earliest event reported): June 4, 2001 (June 4, 2001)

                     Furniture Brands International, Inc.
           (Exact name of Registrant as specified in charter)


       Delaware                   I-91                  43-0337683
------------------------    ---------------           --------------
(State of Incorporation)     (Commission              (IRS Employer
                              File Number)             Identification Number)




                101 South Hanley Road, St. Louis, Missouri 63105
                ------------------------------------------------
                     (Address of principal executive offices)




                                 (314) 863-1100
                      -------------------------------
                      (Registrant's telephone number)

Item  5. Other Matters

     On June 4, 2001, the Company announced the merger of the operations of Action Industries, Inc. and The Lane Company, Incorporated into their parent company, Lane Furniture Industries, Inc. The consolidation will entail the closing of three manufacturing facilities and the Lane headquarters in Altavista, Virginia, with the elimination of over 1,000 jobs. The consolidation will be completed by December 31, 2001. With these plant closings and other personnel reductions, the Company will have permanently reduced its total employment by 12% and its manufacturing capacity by 15%.

     To implement the merger the Company will record a restructuring charge of $0.20 to $0.25 per share over the remainder of the year. Most of this charge will be recorded in the second quarter and will represent a non-cash write down of manufacturing and office facilities to realizable value. The balance of the charge, representing employee retention and other closing costs, will be recorded as incurred throughout the second half of 2001. The Company also announced that it believes its second quarter revenues could be down 12% to 15% from the same quarter last year. Second quarter earnings per share are now expected to be in the $0.25 to $0.30 range, excluding the restructuring charge.

Item  7. Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release, dated June 4, 2001

                  99       Press Release, dated June 4, 2001

                                    SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       Furniture Brands International, Inc.


                                  By:  /s/  Steven W. Alstadt
                                      ---------------------------------------
                                      Steven W. Alstadt
                                      Controller and Chief Accounting Officer





Dated:   June 5, 2001





INFORMATION
 101 South Hanley Road
 St. Louis, Missouri 63105
 314-863-1100

FOR IMMEDIATE RELEASE


     FURNITURE BRANDS INTERNATIONAL REPORTS ON DOMESTIC MANUFACTURING CAPACITY REDUCTIONS;

                     COMMENTS ON OUTLOOK FOR SECOND QUARTER

St. Louis, Missouri, June 4, 2001 - Furniture Brands International (NYSE: FBN), one of the industry's largest residential furniture manufacturers and the largest producer of case goods (wood) furniture for the home, reported that, including today's announcement of additional plant closings and other personnel reductions, the company will have permanently reduced its total employment by 12% and its manufacturing capacity by 15%. These downsizing activities should be completed by the end of the year.

In a separate press release issued earlier today, the company announced the merger of the operations of Action Industries, Inc. and The Lane Company Incorporated into their parent company, Lane Furniture Industries, Inc., one of the largest full-line residential furniture manufacturers in the country. The consolidation will entail the closing of three manufacturing facilities and the Lane headquarters in Altavista, Virginia, with the elimination of over 1,000 jobs.

W.G. (Mickey) Holliman, Chairman, President and Chief Executive Officer, said, "The plant closings we have just announced, coupled with other personnel actions taken since the first of the year, will eliminate over 2,400 jobs and permanently close 11 of our manufacturing facilities. Over 2.8 million square feet of domestic manufacturing space will be vacated and sold. More specifically, the closures represent over 20% of our domestic case goods manufacturing capacity."

"These actions were necessary to address a growing problem with domestic case goods capacity utilization. The company's increasing emphasis on sourcing products from offshore -- particularly case goods -- and the success of our import infrastructure have made it difficult to maintain adequate utilization rates within a number of our plants. The soft business climate has aggravated this situation, requiring us to accelerate our planned movement to a more balanced sourcing strategy -- emphasizing worldwide product procurement."


Commenting on the Lane reorganization announcement issued earlier today, Mr. Holliman stated, "To implement the merger of the operations of Action and The Lane Company into Lane Furniture Industries, Furniture Brands International will record a restructuring charge of $0.20 to $0.25 per share over the remainder of this year. Most of this charge will be recorded in the second quarter and will represent a non-cash write down of manufacturing and office facilities to realizable value. The balance of the charge, representing employee retention and other closing costs, will be recorded as incurred throughout the second half of 2001."

Commenting on current business activity, Mr. Holliman said, "Because we have shortened our lead-times significantly, we have only 4-5 weeks of forward visibility, and forecasting earnings in this unsettled environment is difficult. The retail furniture business remains very weak. Today, we believe our second quarter revenues could be down 12% to 15% from the same quarter last year. Our second quarter earnings per share are now expected to be in the $0.25 to $0.30 range, excluding the restructuring charge. We will provide an update on our full-year expectations when second quarter results are released in July."

"Cash flow continues to be very favorable, which should result in additional long-term debt paydown in the second quarter following on the $47 million repaid in the first quarter. In addition, to take advantage of today's low interest rates, we have entered into a series of interest rate swaps to fix the interest on $300 million of our debt for the next three years. Going forward, our effective interest rate will be in the 5-1/2% range. This will largely free us from floating interest rate swings and will provide us with more free cash flow as our interest expense continues to decrease. We look forward to the flexibility our strong cash flow gives us as we consider future strategic alternatives, including further debt reduction, share repurchases, or strategic acquisitions."

Mr. Holliman concluded, "We are totally focused on improving profitability and increasing long-term shareholder value. As we continue to streamline our businesses we will address costs wherever they are found. This is the time for bold leadership, and we will do whatever it takes to strengthen our competitive advantage. When our business turns around we will be well-positioned to realize outstanding profit margins and earnings performance."

Furniture Brands International is one of America's largest home furniture manufacturers, marketing its products under three of the best-known brand names in the industry - Broyhill, Lane and Thomasville. The company manufactures furniture across a broad spectrum of price categories and distributes its products through an extensive system of independently owned national, regional and local retailers.

This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include the company's expected earnings per share, profit margins, and cash flow, the effects of certain manufacturing realignments and other business strategies, the prospects for the overall business environment, and other statements containing the words "expects," "anticipates," "estimates," "believes," and words of similar import. The company cautions investors that any such forward-looking statements are not guarantees of future performance and that certain factors may cause actual results to differ materially from those in the forward-looking statements. Such factors may include: overall business and economic conditions and growth in the furniture industry; changes in customer spending patterns and demand for home furnishings; competitive factors, such as design and marketing efforts by other furniture manufacturers; pricing pressures; success of the marketing efforts of retailers and the prospects for further customer failures; the company's success in furniture design and manufacture; the effects of manufacturing realignments and cost savings programs; and other risk factors listed from time to time in the company's public releases and SEC reports, including but not limited to the report on Form 10-Q for the quarter ended March 31, 2001. The company also cautions investors that our forecast for the second quarter and the year 2001 represent our outlook only as of this date, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.


INFORMATION
 101 South Hanley Road
 St. Louis, Missouri  63105
 314-863-1100




                    FURNITURE BRANDS INTERNATIONAL ANNOUNCES
                       REORGANIZATION OF THE LANE COMPANY

              WILL CLOSE THREE MANUFACTURING FACILITIES IN VIRGINIA

St. Louis, Missouri, June 4, 2001 - Furniture Brands International (NYSE:FBN) announced today the merger of the operations of Action Industries, Inc. and The Lane Company Incorporated into its Lane Furniture Industries, Inc. subsidiary, one of the largest full-line furniture manufacturers in the United States.

Lane Furniture Industries presently has two primary subsidiaries, Action Industries and The Lane Company. Action Industries, based in Tupelo, Mississippi, is one of the country's largest manufacturers of reclining, motion and stationary upholstered furniture. The Lane Company, based in Altavista, Virginia, has two operating divisions. The Lane Division is a case goods operation focusing on whole home wood furniture collections, occasional tables, youth furniture, and cedar chests. The announced reorganization entails the merger of the operations of the Lane Division with Action Industries. Laneventure, based in Conover, North Carolina, is the other division of The Lane Company and is a manufacturer and importer of high quality indoor/outdoor furniture. Laneventure's operations will not be affected by the announced consolidation.

The consolidation will begin immediately and will be completed by December 31, 2001. The Lane Division's three manufacturing facilities and its headquarters in Altavista, Virginia will be closed permanently. Continuing administrative, logistic, sales and marketing functions will be relocated to the Lane Furniture Industries offices in Tupelo, Mississippi. The Action Industries and Lane Division sales forces will be merged under one management group. Jerry Ruff, currently President of the Lane Division, will become President of Lane International and will be responsible for all Lane international operations, including both import and export. Mr. Ruff will continue to report to John T.
(Tom) Foy, President and Chief Executive Officer of Lane Furniture Industries.

Mr. Foy stated: "An increasing percentage of the Lane Division's product line is represented by high quality imported products. These imported products represent a significant value to our customers, while producing higher profit margins. However, the higher margins are being offset by the costs we are incurring from underutilized domestic manufacturing capacity. This consolidation will allow the Lane Division to complete its transition from a manufacturing to a marketing company, with improved profitability and better values for our customers."

Mr. Foy continued: "This transition will entail the loss of over 1,000 jobs, something we do not undertake lightly. The employees have been a tremendous asset for our company, and we greatly appreciate their many years of dedicated service. However, the closing of the manufacturing facilities and the Altavista headquarters will enable us to leverage our management, transportation and customer service functions by merging them with the veteran staff of Lane employees located in Tupelo. Lane case goods and occasional products will be warehoused in Tupelo and a potential Western location, and will be shipped in combination with its upholstered products. Service on all of our products will improve significantly by utilizing Action Transport, Action's massive transportation operation, as its primary carrier."

"This new organizational structure combines all products marketed under the Lane brand name, and forms a comprehensive furniture manufacturer featuring stationary leather upholstery, motion furniture, recliners, sleepers, bedroom, dining room, occasional tables, and cedar chests. We are combining the outstanding Action Industries operations with the tremendous potential in the Lane Division, and creating one of the largest manufacturers in our industry under the powerful Lane brand name -- a name that will continue to gain importance as we make it the focus of our national and local dealer advertising campaigns."

Commenting on the new organizational structure, W.G. (Mickey) Holliman, Chairman, President and Chief Executive Officer of Furniture Brands International stated: "The merger of the operations of Action Industries and the Lane Division is an important step forward in our previously announced efforts to reduce costs and increase our emphasis on imported products. In the near term, these changes should for the most part be transparent to our customers and suppliers, providing enhanced levels of customer service arising out of the combined operations. Tom Foy has had leadership responsibility over all Lane companies since January 2000. With this merger, we will realize significant additional synergies from the combined operations."

Furniture Brands International is one of America's largest home furniture manufacturers, marketing its products under three of the best-known brand names in the industry - Broyhill, Lane and Thomasville. The company manufactures furniture across a broad spectrum of price categories and distributes its products through an extensive system of independently owned national, regional and local retailers.

This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements include the effects of the announced restructuring, and other statements containing the words "expects," "anticipates," "believes," and words of similar import. The company cautions investors that any such forward-looking statements are not guarantees of future performance and that certain factors may cause actual results to differ materially from those in the forward-looking statements. Such factors may include: overall business and economic conditions and growth in the furniture industry; changes in customer spending patterns and demand for home furnishings; competitive factors, such as design and marketing efforts by other furniture manufacturers; pricing pressures; success of the marketing efforts of retailers and the prospects for further customer failures; the company's success in furniture design and manufacture; the effects of manufacturing realignments and cost savings programs; and other risk factors listed from time to time in the company's public releases and SEC reports.